                                 SCHEDULE 14A

                           SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                              (Amendment No. __)

                          Filed by the Registrant [X]
                Filed by a Party other than the Registrant [_]

                          Check the appropriate box:

                        [X] Preliminary Proxy Statement
 [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
                                   6(e)(2))
                        [_] Definitive Proxy Statement
                      [_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Russell Insurance Funds
               (Name of Registrant as Specified in Its Charter)
       _________________________________________________________________
                  (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

              Payment of Filing Fee (Check the appropriate box):
                             [X] No fee required.
 [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:
  ___________________________________________________________________________

       2)  Aggregate number of securities to which transaction applies:
  ___________________________________________________________________________

 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
  ___________________________________________________________________________

             4)  Proposed maximum aggregate value of transaction:
  ___________________________________________________________________________

                             5)  Total fees paid:
  ___________________________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:
     ___________________________________________________________________________

2)   Form, Schedule or Registration Statement No.:
     ___________________________________________________________________________

3)   Filing Party:
     ___________________________________________________________________________

4)   Date Filed:
     ___________________________________________________________________________

                            RUSSELL INSURANCE FUNDS
                                  909 A Street
                            Tacoma, Washington 98402
                                 1-866-606-0471

Dear Shareholder:

    Enclosed is a Notice of Special Meeting of Shareholders ("Shareholders") of Russell Insurance Funds ("RIF"). The Special Meeting has been called for November 15, 2001 at 11:00 a.m., local time, at the offices of RIF at 909 A Street, Tacoma, Washington 98402. The accompanying Proxy Statement details the proposals being presented for your consideration as a shareholder of one or more of the RIF funds (collectively, the "Funds").

    The Special Meeting will consider several proposals, and Shareholders will be asked to:

  1.  Elect two members of the Board of Trustees of RIF;

  2. Approve amendments to certain fundamental investment restrictions of the Funds; and

  3. Approve elimination of certain fundamental investment restrictions of the Funds.

    A proxy card for the Special Meeting is enclosed. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR CARD AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SPECIAL MEETING.

                                             Sincerely,

                                             /s/ Karl J. Ege
                                             Karl J. Ege
                                             Secretary

                            RUSSELL INSURANCE FUNDS
                                 909 A Street
                           Tacoma, Washington 98402

                             --------------------

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                            RUSSELL INSURANCE FUNDS

                        TO BE HELD ON NOVEMBER 15, 2001

                             --------------------

    To the shareholders (the "Shareholders") of each of the Multi-Style Equity Fund, the Aggressive Equity Fund, the Non-U.S. Fund, the Real Estate Securities Fund and the Core Bond Fund (collectively, the "Funds"):

    NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the "Special Meeting") of Russell Insurance Funds ("RIF") will be held at RIF's offices located at 909 A Street, Tacoma, Washington, on November 15, 2001 at 11:00 a.m., local time, for the following purposes:

      1. To elect two members of the Board of Trustees of RIF;

      2. To amend certain of the fundamental investment restrictions of the
  Funds:

        (a) To amend the Funds' fundamental investment restriction regarding borrowing;

        (b) To amend the Funds' fundamental investment restriction regarding underwriting;

        (c) To amend the Funds' fundamental investment restriction regarding lending;

        (d) To amend the Funds' fundamental investment restriction regarding investing in commodities; and

        (e) To amend the Funds' fundamental investment restriction regarding industry concentration; and

      3. To eliminate certain of the Funds' fundamental investment restrictions:

        (a) To eliminate the Funds' fundamental investment restriction regarding making investments in companies for the purpose of exercising control or management;

        (b) To eliminate the Funds' fundamental investment restriction regarding purchasing securities on margin and making short sales;

        (c) To eliminate the Funds' fundamental investment restriction regarding purchasing securities of other investment companies;

        (d) To eliminate the Funds' fundamental investment restriction regarding investments in options;

        (e) To eliminate the Funds' fundamental investment restriction regarding participating in joint trading accounts;

        (f) To eliminate the Funds' fundamental investment restrictions regarding purchases or sales of portfolio securities made by affiliates;

        (g) To eliminate the Funds' fundamental investment restriction regarding diversification of investments and the restriction regarding acquiring more than certain percentages of the securities of any one issuer; and

        (h) To eliminate the Funds' fundamental investment restriction regarding investments in warrants.

    The Special Meeting also will consider and act upon any other business (none being known as of the date of this notice) as may legally come before the Special Meeting or any adjournment thereof.

    The attached Proxy Statement provides more information concerning each of the proposed items upon which Shareholders will be asked to vote.

    RIF's Shareholders of record as of the close of business on September 5, 2001 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.


                                             By Order of the Board of
                                                Trustees,

                                             /s/ Karl J. Ege
                                             Karl J. Ege
                                             Secretary

Tacoma, Washington
[Date]

                               TABLE OF CONTENTS

                                                                        Page
                                                                     ----------
 Questions and Answers About the Special Meeting and the Proxy
   Statement.......................................................      1
 Proposal 1: Election of Two Trustees to the Board of Trustees of
             RIF..................................................       6
 Proposal 2: To amend certain of the fundamental investment
             restrictions of the Funds
    2(a):    Borrowing Money......................................       14
    2(b):    Underwriting Securities..............................       17
    2(c):    Lending..............................................       19
    2(d):    Investments in Commodities...........................       20
    2(e):    Concentration of Investments.........................       21
 Proposal 3: To eliminate certain of the Funds' fundamental
               investment restrictions
    3(a):    Making investments in companies for the purpose of
             exercising control or management.....................       23
    3(b):    Purchasing securities on margin and making short
             sales................................................       24
    3(c):    Purchasing securities of other investment companies..       27
    3(d):    Investments in options...............................       27
    3(e):    Participating in joint trading accounts..............       28
    3(f):    Purchases or sales of portfolio securities...........       29
    3(g):    Diversification of investments and acquiring more
             than certain percentages of an issuer's outstanding
             securities...........................................       29
    3(h):    Investments in warrants..............................       30
 Other Business....................................................      31
 Information about RIF.............................................      31
 Further Information...............................................      33
 List of Names and Addresses of Money Managers.....................  Appendix A
 Beneficial Owners of the Funds....................................  Appendix B
 Audit Committee Charter...........................................  Appendix C

                            RUSSELL INSURANCE FUNDS
                                  909 A Street
                            Tacoma, Washington 98402
                                 1-866-606-0471

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                           DATED [September 5, 2001]

                    FOR A SPECIAL MEETING OF SHAREHOLDERS OF
                            RUSSELL INSURANCE FUNDS

                QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                            AND THE PROXY STATEMENT

INFORMATION ABOUT VOTING

Q.  Who is asking for my vote?

A. The Board of Trustees (the "Board" or the "Trustees") of Russell Insurance Funds ("RIF") has requested that shareholders vote on several matters in connection with the special meeting of shareholders of the various funds of RIF (the "Special Meeting"). The Special Meeting will be held at 11:00 a.m., local time, on November 15, 2001, at the offices of RIF located at 909 A Street, Tacoma, Washington. RIF proposes to mail the Notice of Special Meeting, the proxy card and the Proxy Statement to shareholders on or about September 7, 2001. As described below, on or about such date the Notice of Special Meeting, a voting instruction card and the Proxy Statement will be mailed to certain other persons who have the right to instruct a Shareholder of record how to vote at the Special Meeting.

  RIF was established as a Maryland corporation in October 1987. On July 11, 1996, RIF was reorganized by changing its domicile and legal status to a Massachusetts business trust. This Proxy Statement relates to each of the five (5) funds of RIF (each a "Fund," and together, the "Funds").

Q.  Who is eligible to vote?

A. Shareholders of record of the Funds at the close of business on September 5, 2001 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment of the Special Meeting on the proposals applicable to the Fund(s) for which they hold shares. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

  The Funds serve as an investment vehicle for variable annuity contracts and variable life insurance policies (the "Variable Contracts" or "Variable Policies") issued by life insurance companies (the "Participating Insurance Companies"). Participating Insurance Companies may also invest their own general account assets in RIF. All shares of the Funds are owned of record by sub-accounts of separate accounts ("Separate Accounts") established to fund the Variable Contracts and Policies issued by the Participating Insurance Companies or by the Participating Insurance Companies in their general accounts. As of the Record Date, the Participating Insurance Companies are The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"), First MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors Insurance Company, Hartford Life Insurance Company, General American Life Insurance Company and Security
  Equity Life Insurance Company. As of the Record Date, more than [   ]% of
  each Fund's shares were owned of record by Northwestern Mutual in its general account and Separate Accounts. Northwestern Mutual is an affiliate of Frank Russell Investment Management Company ("FRIMCo."), RIF's investment adviser, and Russell Funds Distributor, Inc., RIF's distributor.

  Each Participating Insurance Company, to the extent required by the 1940 Act, will solicit voting instructions from Variable Contract and Policy owners who beneficially own shares of a Fund through a Separate Account (a "1940 Act Separate Account") of such Participating Insurance Company as of the Record Date (the "Contractowners"). These shares will be voted by the applicable Participating Insurance Company as timely directed by the Contractowners. Each Participating Insurance Company will vote the shares of each 1940 Act Separate Account for which no timely instructions are received from a Contractowner in the same proportion as dictated by the timely voting instructions received from other Contractowners for shares of such Fund held in that 1940 Act Separate Account.

  RIF has been advised by certain Participating Insurance Companies that the Participating Insurance Companies are not required by the 1940 Act to solicit voting instructions from the owners of Variable Contracts or Policies who own shares of a Fund through certain of their Separate Accounts (the "Non-1940 Act Separate Accounts") and that such Participating Insurance Companies therefore will not solicit voting instructions from the Variable Contract or Policies owners that beneficially own shares of a Fund through a Non-1940 Act Separate Account. Fund shares held in a Non-1940 Act Separate Account will be represented at the Special Meeting by the applicable Participating Insurance Company and voted in the same proportion as the aggregate of votes cast with respect to shares of such Fund held in all of that Participating Insurance Company's 1940 Act Separate Accounts or in such other manner as may be required by law. RIF has been advised by Northwestern Mutual that all shares of a Fund held in its general account will be represented at the Special Meeting by Northwestern Mutual and voted in the same proportion as the aggregate of the votes cast with respect to shares of such Fund held in all of Northwestern Mutual's 1940 Act Separate Accounts.

Q.  How do I deliver voting instructions to my Participating Insurance Company?

A. You may instruct your Participating Insurance Company how to vote shares of the Funds attributable to your Variable Contract or Policy in writing, by executing the enclosed voting instruction card, or via the Internet. The Participating Insurance

    Companies have fixed the close of business on November 9, 2001 as the last day on which instruction cards or Internet voting will be accepted. Voting instructions received after this date will not be considered. To deliver your voting instructions via the Internet, please access the website listed on your instruction card or noted in the enclosed voting instructions. To deliver your voting instructions via the Internet, you will need the "control number" that appears on your voting instruction card. The Internet voting procedures are designed to authenticate your identity, to allow you to give voting instructions and to confirm that your instructions have been recorded properly. If you vote via the Internet, you may incur costs associated with electronic access providers and telephone companies.

  If you properly execute, date and return the enclosed voting instruction card prior to the close of business on November 9, 2001, your Participating Insurance Company will vote the shares of each Fund represented by your voting instruction card in accordance with the instructions received. If you simply sign, date and return the voting instruction card, but do not specify a vote for one or more of the Proposals, your Participating Insurance Company will vote the shares of each Fund represented by your voting instructions for the proposals on which you have not specified a vote as follows:

  . IN FAVOR of electing each of the two members of the Board of Trustees of RIF (Proposal 1);

  . IN FAVOR of the proposed amendments to certain of the fundamental investment restrictions that apply to your Fund(s) (Proposals 2(a)- 2(e)); and

  . IN FAVOR of the proposed elimination of certain of the fundamental investment restrictions that apply to your Fund(s) (Proposals 3(a)- 3(h)).

Q. If I send my voting instructions in now as requested, can I change my instructions later?

A. You may revoke your voting instructions at any time prior to the close of business on November 9, 2001 by submitting written notice of revocation, a later-dated instruction card or a later-dated voting instruction over the internet. Revocations of voting instructions received after this date will not be considered.

GENERAL INFORMATION ABOUT THE FUNDS

Q.  How are the Funds managed?

A. Russell Insurance Funds ("RIF") is an open-end, management investment company organized under the laws of the Commonwealth of Massachusetts, with principal offices located at 909 A Street, Tacoma, Washington 98402. Under Massachusetts law, each Fund is a "sub-trust" of RIF. The management of the business and affairs of RIF is the responsibility of the Board of Trustees (the "Board" or the "Trustees"). The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with FRIMCo, the Funds' investment adviser, and the Funds' respective sub-advisers ("Money Managers"). RIF's officers and Trustees are responsible for the day-to-day management and administration of the

    Funds' operations. The Money Managers are responsible for selection of individual portfolio securities for the assets assigned to them.

  RIF has five (5) series, or Funds, in all. The Funds are: the Multi-Style Equity Fund, the Aggressive Equity Fund, the Non-U.S. Fund, the Real Estate Securities Fund and the Core Bond Fund (together, the "Funds").

  RIF has received an exemptive order from the U.S. Securities and Exchange Commission ("SEC") which permits RIF, with the approval of the Board, to engage and terminate Money Managers without a shareholder vote. Appendix A to this Proxy Statement lists the current Money Managers for the Funds. The money managers will not change as a result of the proposals that Shareholders are being asked to consider at the Special Meeting.

GENERAL INFORMATION ABOUT THE PROPOSALS

Q.  What is the purpose of this Proxy Statement?

A. The principal purpose of this Proxy Statement is to seek shareholder approval of the matters identified in the table below.

                                                                Shareholders
                            Proposal                              Solicited
                            --------                            ------------
 1.  To elect two members of the Board of Trustees of RIF.   Each Fund

 2. To approve amendments to certain fundamental investment restrictions of the Funds:

     2.a To approve a change to the Funds' fundamental       Each Fund
         investment restriction regarding borrowing to
         provide the Funds with greater borrowing
         flexibility;

     2.b To approve a change to the Funds' fundamental       Each Fund
         investment restriction regarding underwriting to
         provide clarification and to allow flexibility to
         invest in restricted securities;

     2.c To approve a change to the Funds' fundamental       Each Fund
         investment restriction regarding lending to
         provide greater lending flexibility;

     2.d To approve a change to the Funds' fundamental       Each Fund
         investment restriction regarding investing in
         commodities to provide flexibility as to the
         types of investments which may be made by the
         Funds and to clarify that these investments may
         be used for any purpose, including hedging; and


                                                               Shareholders
                           Proposal                              Solicited
                           --------                            ------------
     2.e To approve a change to the Funds' fundamental      Each Fund
         investment restriction regarding industry
         concentration to clarify that concentration is
         determined by looking at the Funds' "net" assets
         and to exempt from the 25%
         limitation securities of other investment
         companies.

 3. To eliminate certain of the Funds' fundamental investment restrictions:

     3.a To eliminate the Funds' fundamental investment     Each Fund
         restriction regarding making investments for the
         purpose of exercising control or management;

     3.b To eliminate the Funds' fundamental investment     Each Fund
         restriction regarding short sales and margin
         transactions;

     3.c To eliminate the Funds' fundamental investment     Each Fund
         restriction regarding purchasing securities of
         other investment companies;

     3.d To eliminate the Funds' fundamental investment     Each Fund
         restriction regarding investments in options;

     3.e To eliminate the Funds' fundamental investment     Each Fund
         restriction regarding participating in joint
         trading accounts;

     3.f To eliminate the Funds' fundamental investment     Each Fund
         restriction regarding purchases or sales of
         portfolio securities made by or to affiliated
         persons of RIF;

     3.g To eliminate the Funds' fundamental investment     Each Fund
         restriction regarding diversification of
         investments and the restriction regarding
         acquiring more than maximum specified
         percentages of an issuer's securities; and

     3.h To eliminate the Funds' fundamental investment     Each Fund
         restriction regarding investments in warrants.

Q.  How do the Trustees recommend that I vote for these proposals?

A. The Trustees recommend that shareholders and those Contractowners providing voting instructions to their Participating Insurance Companies vote FOR each proposal.

                                 THE PROPOSALS

           PROPOSAL 1: TO ELECT TWO MEMBERS OF THE BOARD OF TRUSTEES

    At their meetings held on April 30, 2001 and August 20, 2001, the Trustees determined to present the election of two trustees to hold office until their successors are elected. RIF currently has nine trustees, seven of whom have previously been elected by RIF's shareholders. This Proposal 1 will not affect the status of these seven persons as Trustees and these Trustees will continue to hold office until they resign, retire or are removed from office and their successors are elected.

    In considering the nominees for election as Trustees of RIF, the Trustees took into account the qualifications of each of the nominees and the concern for the continued efficient conduct of RIF's business. In particular, the Trustees considered the requirements of the Investment Company Act of 1940, and any amendments thereto (the "1940 Act") as they apply to the election of the two nominees.

    Because RIF does not hold regular annual meetings, each nominee, if elected, will hold office until his or her successor is elected and qualified. The Board may call special meetings of Shareholders for action by Shareholder vote as may be required by the 1940 Act or required or permitted by the Master Trust Agreement and by-laws of RIF. In compliance with the 1940 Act, Shareholder meetings will be held to elect Trustees whenever fewer than a majority of Trustees holding office have been elected by the shareholders or, in the case of filling vacancies, to assure that at least two-thirds of the Trustees holding office after vacancies are filled have been elected by Shareholders.

The Nominees

    The following information is provided for each of the two nominees. It includes the nominee's name, principal occupation(s) or employment during the past five years, date of birth, address and directorships with other companies that file reports periodically with the SEC. Each of the nominees is currently a Trustee of RIF. Neither of the nominees is an "interested person" of RIF as defined in Section 2(a)(19) of the 1940 Act and neither nominee beneficially owned more than 1% of RIF's shares as of the Record Date. Each of the nominees currently oversees 36 Funds in the Frank Russell Fund complex. The Frank Russell Fund complex consists of RIF and Frank Russell Investment Company.

Kristianne Blake
Trustee since 2000.

Also currently: Trustee, Frank Russell Investment Company; President, Kristianne Gates Blake, P.S. (accounting services); Trustee, WM Group of Funds; Trustee, William H. & Mary M. Gates Charitable Remainder Annuity Trust; Director, Avista Corp. Born January 22, 1954.

P.O. Box 28338, Spokane, Washington 99228.

Raymond P. Tennison, Jr.
Trustee since 2000.

Also currently: Trustee, Frank Russell Investment Company and President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company. Prior to July 1997, President and Board member, Simpson Paper Company. Born December 21, 1955.

1301 5th Avenue, Suite 2800, Seattle, Washington 98101

    There were four regular meetings of the Board of Trustees, three special meetings of the Board of Trustees and one telephonic meeting of the Board of Trustees held in the year 2000. All of the Trustees, including the nominees, attended at least 75% of the meetings of the Board of Trustees held during that time.

    The Board of Trustees has an Audit Committee, which is composed of the Trustees who are not interested persons of RIF as defined in Section 2(a)(19) of the 1940 Act (the "Independent Trustees"). The function of the Audit Committee is to advise the Board with regard to the appointment of RIF's independent auditors, review and approve audit and non-audit services of RIF's independent auditors, and meet with RIF's financial officers to review the conduct of accounting and internal controls. The Audit Committee also serves as a vehicle for the Trustees to consult separately with RIF's outside counsel. The Audit Committee met twice during the year ended December 31, 2000. All members of the Audit Committee attended the Audit Committee meetings. The Board has a standing Nominating and Governance Committee, which, as of the Record Date, is comprised of all of the Independent Trustees. The function of the Nominating and Governance Committee, which was established by the Board on August 20, 2001, is to make nominations for Independent Trustee membership on the Board, periodically review Board governance procedures and committee membership and to review periodically Trustee compensation with the advice or recommendations of RIF's management. The Nominating and Governance Committee did not exist and, therefore, did not meet during the year ended December 31, 2000. The Nominating and Governance Committee will consider qualified Trustee candidates recommended by Shareholders as and when the need arises, in the Committee's sole discretion, to fill any vacancies on the Board resulting from the death, resignation, retirement, or removal of Independent Trustees. Shareholders wishing to recommend Trustee candidates for consideration by the Nominating and Governance Committee may do so by submitting their written recommendation, with supporting information, to the Secretary of RIF.

Information Regarding the Other Trustees and the Officers of RIF

    Listed below, are the Trustees of RIF not named above and the principal executive officers, including their names, ages, position(s) with RIF, and principal occupation or employment during the past five years. An asterisk (*) indicates that the Trustee or officer is an "interested person" of RIF as defined in section 2(a)(19) of the 1940 Act.

Mr. George F. Russell and Mr. Lynn L. Anderson are the only Trustees who are "interested persons" of RIF as defined in section 2(a)(19) of the 1940 Act. They are interested persons of RIF because of their relationships with FRIMCo and its affiliates. As used in the list below, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.

*George F. Russell, Jr.,
Trustee Emeritus and Chairman Emeritus since 1998

Also currently: Trustee Emeritus and Chairman Emeritus, Frank Russell Investment Company; Director, Chairman of the Board Emeritus and Chief Executive Officer, Russell Building Management Company, Inc.; Director and Chairman of the Board, Frank Russell Company, Frank Russell Securities, Inc., Frank Russell Trust Company and Frank Russell Investments (Delaware), Inc.; Director Emeritus, Frank Russell Investment Management Company; Director, Chairman of the Board and President, Russell 20/20 Association. From August 1996 to December 1998, Trustee and Chairman of the Board of RIF. From 1984 to December 1998, Trustee and Chairman of the Board, Frank Russell Investment Company. Born July 3, 1932.

909 A Street, Tacoma, Washington 98402-1616

*Lynn L. Anderson
Trustee, President and Chief Executive Officer since 1987

Also currently: Trustee, President and Chief Executive Officer, Frank Russell Investment Company; Director, Chief Executive Officer and Chairman of the Board, Russell Fund Distributors, Inc.; Trustee, Chairman of the Board, President, The SSgA Funds (investment company); Director and Chairman of the Board, Frank Russell Investment Management Company; Director and Chairman of the Board, Frank Russell Trust Company; Director and Chairman of the Board, Frank Russell Investment Company PLC; Director, Frank Russell Investments (Ireland) Limited, Frank Russell Investments (Cayman) Ltd., and Frank Russell Investments (UK) Ltd. March 1997 to December 1998, Director, Frank Russell Company. June 1993 to November 1995, Director, Frank Russell Company. Until September 1994, Director and President, The Laurel Funds, Inc. (investment company). Born April 22, 1939.

909 A Street, Tacoma, Washington 98402-1616

Paul E. Anderson
Trustee since 1984

Also currently: Trustee, Frank Russell Investment Company. 1996 to present, President, Anderson Management Group LLC (architectural design and manufacturing). 1984 to 1996, President, Vancouver Door Company, Inc. Born October 15, 1931.

4109 Bridgeport Way West, Suite C, University Place, Washington, 98466

Paul Anton, Ph.D.
Trustee since 1985

Also currently Trustee, Frank Russell Investment Company. Until 1998, President, Paul Anton and Associates (Marketing Consultant on emerging international markets for small corporations). 1991 to 1994, Adjunct Professor, International Marketing, University of Washington, Tacoma, Washington. Born December 1, 1919.

P.O. Box 212, Gig Harbor, Washington 98335-0212

William E. Baxter
Trustee since 1984

Also currently: Trustee, Frank Russell Investment Company. Retired. Born June 8, 1925.

800 North C Street, Tacoma, Washington 98403-2815

Lee C. Gingrich
Trustee since 1984

Also currently: Trustee, Frank Russell Investment Company. 1960 to 1995, President, Gingrich Enterprises, Inc. (business and property management). Born October 6, 1930.

1730 North Jackson, Tacoma, Washington 98406

Eleanor W. Palmer
Trustee since 1984

Also currently: Trustee, Frank Russell Investment Company and Director of Frank Russell Trust Company. Retired. Born May 5, 1926.

P.O. Box 1057, Gig Harbor, Washington 98335

*Mark E. Swanson
Treasurer and Chief Accounting Officer since 1998

Also currently: Treasurer and Chief Accounting Officer, Frank Russell Investment Company; Director, Fund Administration, Frank Russell Trust Company; Treasurer, Assistant Secretary and Principal Accounting Officer, SSgA Funds (investment company); Director of Fund Administration, Frank Russell Investment Management Company; Manager, Funds Accounting and Taxes, Russell Fund Distributors, Inc. April 1996 to August 1998, Assistant Treasurer, Frank Russell Investment Company. August 1996 to August 1998, Assistant Treasurer, Russell Insurance Funds. November 1995 to July 1998, Assistant Secretary, SSgA Funds. February 1997 to July 1998, Manager, Funds Accounting and Taxes, Frank Russell Investment Management Company. Born November 26, 1963.

909 A Street, Tacoma, Washington 98402-1616

*Randall P. Lert
Director of Investments since 1991

Also currently: Director of Investments, Frank Russell Investment Company; Chief Investment Officer, Frank Russell Trust Company; Director and Chief Investment Officer, Frank Russell Investment Management Company; Director and Chief Investment Officer, Russell Fund Distributors, Inc.; Director-Futures Trading, Frank Russell Investments (Ireland) Limited and Frank Russell Investments (Cayman) Ltd.; Senior Vice President and Director of Portfolio Trading, Frank Russell Canada Limited/Limitee. April 1990 to November 1995, Director of Investments of Frank Russell Investment Management Company. Born October 3, 1953.

909 A Street, Tacoma, Washington 98402-1616

*Karl J. Ege
Secretary and General Counsel since 1994

Also currently: Secretary and General Counsel of Frank Russell Investment Company; Director, Secretary and General Counsel, Russell Real Estate Advisors Inc. and Frank Russell Capital, Inc.; Secretary, General Counsel and Managing Director--Law and Government Affairs of Frank Russell Company; Secretary and General Counsel of Frank Russell Investment Management Company, Frank Russell Trust Company and Russell Fund Distributors, Inc.; Director and Secretary of Russell Building Management Company, Inc., Russell MLC Management Co., Russell International Services Co., Inc. and Russell 20-20 Association; Director and Assistant Secretary of Frank Russell Company Limited (London) and Russell Systems Ltd.; Director of Frank Russell Investment Company LLC, Frank Russell Investments (Cayman) Ltd., Frank Russell Investment Company PLC, Frank Russell Investments (Ireland) Limited, Frank Russell Investment (Japan), Ltd., Frank Russell Company, S.A., Frank Russell Japan Co., Ltd., Frank Russell Company
(NZ) Limited, Russell Investment Nominee Co PTY Ltd and Frank Russell Investments (UK) Ltd. From November 1995 to February 1997, Director and Secretary, Frank Russell Investments (Delaware), Inc. April 1992 to December, 1998, Director, Frank Russell Company. Born October 8, 1941.

909 A Street, Tacoma, Washington, 98402-1616

*Mark D. Amberson
Manager of Short-Term Investment Funds since August, 2001

Also currently: Portfolio Manager, Frank Russell Investment Company, Frank Russell Investment Management Company and Frank Russell Company. Manager of Short-Term Investment Funds, Russell Insurance Funds, Frank Russell Investment Management Company and Frank Russell Trust Company. Born July 20, 1960.

909 A Street, Tacoma, Washington 98402-1616

    As of July 31, 2001, the Trustees and officers of RIF, including the nominees, as a group beneficially owned less than 1% of the shares of RIF and each Fund of RIF outstanding on that date.

Remuneration of Trustees

    RIF pays fees only to the Independent Trustees. Compensation of officers and Trustees who are "interested persons" of RIF, as indicated by an asterisk, is paid by FRIMCo or its affiliates. The following represents the compensation paid to each Trustee for the year ended December 31, 2000.

                                             Pension or                       Total
                                             Retirement                    Compensation
                               Aggregate      Benefits        Estimated     from Fund
                              Compensation Accrued as Part Annual Benefits Complex paid
          Trustee               from RIF   of RIF expenses Upon Retirement to Trustees*
          -------             ------------ --------------- --------------- ------------
Lynn L. Anderson............    $     0          $ 0             $ 0         $     0
Paul E. Anderson............    $12,000          $ 0             $ 0         $67,000
Paul Anton, PhD.............    $12,000          $ 0             $ 0         $67,000
William E. Baxter...........    $12,000          $ 0             $ 0         $67,000
Kristianne Blake............    $12,000          $ 0             $ 0         $67,000
Lee C. Gingrich.............    $12,000          $ 0             $ 0         $67,000
Eleanor W. Palmer...........    $12,000          $ 0             $ 0         $67,000
Raymond P. Tennison, Jr. ...    $12,000          $ 0             $ 0         $67,000
George F. Russell...........    $     0           $0              $0         $     0

----------
* As of the date of this proxy statement, the "Fund Complex" consisted of RIF and Frank Russell Investment Company.

    RIF currently pays each of the Independent Trustees an annual retainer of $12,000. The Trustees also receive an annual retainer of $55,000 from Frank Russell Investment Company, another registered investment company in the Fund Complex.

What vote is required to elect the nominees to the Board of Trustees?

    The persons named in the proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of each nominee. A Shareholder or a Contractowner providing voting instructions may vote for or withhold authority with respect to any or all of the nominees. If an executed proxy or voting instruction card is returned without specifying a vote as to this proposal, the shares will be voted for each of the nominees named herein. Each of the nominees have consented to being named in this Proxy Statement and to serve if elected. RIF knows of no reason why either nominee would be unable or unwilling to serve if elected. Should either of the nominees become unable or unwilling to accept nomination or election prior to the Special Meeting, the persons named in the proxy will exercise their voting power to vote for such substitute person or persons as the Current Trustees of RIF may recommend.

    RIF's Master Trust Agreement requires that the Trustees be elected by a plurality vote. Therefore, the two nominees who receive the greatest number of affirmative votes cast by the shareholders of RIF who are present at the Special Meeting in person or by proxy will be declared elected, provided that there is a sufficient number of shares represented in person or by proxy to meet the quorum requirements set forth in RIF's Master Trust Agreement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS AND CONTRACTOWNERS PROVIDING
                              VOTING INSTRUCTIONS
   VOTE FOR THE ELECTION OF EACH OF THE TWO NOMINEES TO SERVE ON THE BOARD OF
                      TRUSTEES AS DESCRIBED IN PROPOSAL 1

                       APPROVAL OF CHANGES TO THE FUNDS'
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

Introduction to Proposals 2(a) through 2(e) and 3(a) through 3(h)

Why are the Funds proposing to amend or eliminate certain of their fundamental investment restrictions?

    The Funds are subject to specific investment restrictions that govern their investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that the investment restrictions can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the company's trustees without shareholder approval. These restrictions, whether fundamental or non-fundamental, limit the investment activities of FRIMCo as the Funds' investment adviser as well as the investment activities of the Funds' Money Managers.

    The chart that follows briefly describes the differences between fundamental restrictions and non-fundamental restrictions.

                             Fundamental                          Non-Fundamental
                             Restrictions                         Restrictions
                             -------------------                  -------------------
Who must approve             Board of Trustees                    Board of Trustees
changes in the               and shareholders
restrictions?

How quickly can a            Fairly slowly,                       Fairly quickly,
change in the                since a vote of                      because the change
restrictions be              shareholders is                      can be accomplished
made?                        required                             by action of the
                                                                  Board of Trustees
                                                                  alone.

What is the                  Costly to change                     Less costly to
relative cost to             because a                            change because a
change a                     shareholder vote                     change can be
restriction?                 requires holding a                   accomplished by
                             meeting of                           action of the Board
                             shareholders with                    of Trustees alone.
                             proxy solicitation
                             efforts.

    Since RIF was organized in 1987, certain legal and regulatory requirements applicable to investment companies have changed. For example, certain restrictions that were historically imposed by state laws and regulations were preempted by the National

Securities Markets Improvement Act of 1996 ("NSMIA"), and, therefore, these state requirements no longer apply to investment companies. Certain of the Funds are currently subject to fundamental investment restrictions that are more restrictive than those required under present law, are no longer required at all under present law, or were adopted in response to regulatory, business and industry conditions that no longer exist.

    Accordingly, FRIMCo has proposed certain changes to the fundamental investment restrictions of the Funds. The proposed changes would: (i) simplify, modernize and standardize the fundamental restrictions that are required under the 1940 Act; and (ii) eliminate those fundamental restrictions that are no longer required by either the securities laws of the various states or the SEC.

    FRIMCo believes there are several distinct advantages in revising the Funds' fundamental investment restrictions at this time. As discussed in detail below, the fundamental investment restrictions in many cases duplicate applicable restrictions under the 1940 Act or, because of changes in applicable law, impose restrictions that are no longer required. The elimination of fundamental investment restrictions which duplicate applicable restrictions under the 1940 Act will not relieve the Funds from their obligations to conduct their investment programs in accordance with such 1940 Act requirements. Eliminating the duplicative or unnecessary fundamental investment restrictions will enable the Funds to be managed in accordance with the 1940 Act requirements without reference to any other fundamental investment restriction and, if the 1940 Act is changed, to respond to provisions of the amended statute of potential benefit without conducting shareholder meetings with additional expense and delay. Stated differently, elimination of these fundamental restrictions will enhance FRIMCo's flexibility to respond to market, industry, regulatory or technical changes and, therefore, its ability to manage Fund assets in a constantly changing investment environment. Furthermore, elimination of unnecessary fundamental investment restrictions will reduce administrative burdens and standardization of the remaining fundamental investment restrictions is expected to enable the Funds to more efficiently and more easily monitor portfolio compliance.

    The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Funds to have fundamental restrictions. They reflect all current regulatory and legal requirements under the 1940 Act, and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized amendments will not affect the Funds' investment objectives, each of which will continue to be fundamental and subject to change only with Shareholder approval. Although the proposed changes to the fundamental investment restrictions will give the Funds greater flexibility to respond to future investment opportunities, the Board has been advised by FRIMCo that it does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investment in the Funds. Nor does FRIMCo anticipate that the proposed changes in fundamental investment restrictions will, individually or in the aggregate, change materially the manner in which the Funds are managed and operated. If approved, the standardized fundamental investment restrictions proposed below will become effective on or about December 1, 2001.

What is the vote required by the shareholders of each Fund to approve each Proposal regarding amendments to or elimination of a fundamental investment restriction?

    The approval of an amendment to or elimination of a fundamental restriction for a Fund requires the approval of a majority of the outstanding voting securities of that Fund. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) of 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Proposals 2 and 3 require this majority vote.

      PROPOSAL 2: APPROVAL OF AMENDMENTS TO CERTAIN FUNDAMENTAL INVESTMENT
                         RESTRICTIONS OF CERTAIN FUNDS

    Proposal 2 is applicable to the Shareholders of each of the Funds.

    The existing fundamental investment restrictions for the Funds, together with the proposed fundamental investment restrictions, are presented below. Shareholders of the Funds are requested to vote on each proposed fundamental restriction separately. For convenience of reference, the Funds' current fundamental investment restrictions are presented in bold-faced type below, and the Funds' proposed fundamental investment restrictions are presented in italics. Following the restrictions, the legal authority for each investment restriction is presented, along with a discussion of the rationale for the proposed change.

PROPOSAL 2(a): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
                                   BORROWING

    Current Fundamental Investment Restriction: Each Fund may not borrow money except the Fund may borrow as a temporary measure for extraordinary or emergency purposes, and not in excess of five percent of its net assets; provided, that the Fund may borrow to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced to the extent necessary to comply with this limitation within three days. Reverse repurchase agreements will not be considered borrowings for purposes of the foregoing restrictions, provided that the Fund will not purchase investments when borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    Proposed Fundamental Investment Restriction: No Fund may borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.

What are the legal requirements governing borrowing by the Funds?

    The 1940 Act requires investment companies to adopt a policy with respect to the borrowing of money, which cannot be changed without shareholder approval, and imposes certain limitations on borrowing activities of investment companies. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to any claims of creditors who might have a claim to the investment company's assets or rights upon liquidation that would take precedence over the claims of shareholders. In addition, the 1940 Act limitations reflect a Congressional intent to limit an investment company's exposure to payments to creditors so that the investment company will not experience difficulty in managing a portfolio to meet debt payment obligations while still meeting redemption requests on demand. Under the 1940 Act, an investment company's borrowing restriction must be fundamental.

    The current fundamental investment restriction is more restrictive than required by the 1940 Act. In this regard, an investment company under the 1940 Act presently is permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the investment company must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Investment companies may desire to borrow money to meet redemptions while waiting for cash from sales of new shares or the proceeds from the sale of portfolio securities or to avoid being forced to sell portfolio securities. This technique allows investment companies greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than because of a need for short-term cash. The Funds currently maintain a credit facility with Bank of America but the arrangement has not yet been used for such borrowings.

What effect will amending the current fundamental restriction have on the Funds' borrowing activities?

    The proposed fundamental investment restriction would provide that the Funds may borrow, from banks or any other permissible parties, to the extent permitted by the 1940 Act or any exemptions therefrom. The current restrictions confine the Funds' permissible borrowing activities to temporary measures for extraordinary or emergency purposes (and, even then, to amounts not in excess of 5% of net assets), and to meeting shareholder redemption requests provided the aggregate amount of borrowings for that purpose does not exceed 33 1/3% of fund assets, less liabilities other than borrowings. The proposed restriction would expand the circumstances when the Funds may borrow to include any situations permitted by the 1940 Act (for example, if the Funds intended to engage in leverage). For each of the Funds, the permissible aggregate amount of outstanding borrowings for extraordinary or emergency purposes at any particular time would be increased from 5% of net assets to the maximum extent then permitted by the 1940 Act, presently 33 1/3% of total Fund assets.

    The current fundamental investment restriction also states that reverse repurchase agreements will not be considered borrowings for purposes of the restriction, provided that the Funds may not purchase investments while borrowings exceed 5% of the value of the Funds' total assets. The 1940 Act limits on borrowing historically were interpreted to prohibit investment companies from making additional investments in securities while borrowings exceeded 5% of total assets. However, such a 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed fundamental restriction, the Funds would be permitted to make additional investments, even if borrowings (including reverse repurchase agreements) exceed 5% of total Fund assets.

    The current fundamental investment restriction also prohibits the Funds from borrowing for leveraging or investment. In general, an investment company uses leverage when it borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later point in time. This prohibition against borrowing for leverage or investment has been eliminated in the proposed fundamental restriction. If the proposed fundamental restriction is approved by Shareholders, however, the Funds will be subject to the following non-fundamental investment restriction:

  "No Fund may borrow money for purposes of leveraging or investment."

    Since the proposed borrowing restriction would provide the Funds with greater borrowing flexibility, the Funds may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return and increased volatility of net asset value. The Funds also could be forced to sell securities at inopportune times to repay loans. The use of leverage may subject a Fund to a greater risk of loss. The foregoing non-fundamental investment restriction has been proposed by the Trustees to address these risks. The Trustees may change the proposed non-fundamental investment restriction for each Fund on borrowings for purposes of leveraging or investment if they believe that such a change would be in the best interest of the shareholders of that Fund. The Trustees presently have no intention of changing the proposed non-fundamental investment restriction on the use of leverage.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
SHAREHOLDERS AND CONTRACTOWNERS PROVIDING VOTING INSTRUCTIONS VOTE FOR PROPOSAL
                                      2(a)

PROPOSAL 2(b): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
                                  UNDERWRITING

    Current Fundamental Investment Restriction: Each Fund may not engage in the business of underwriting securities issued by others or purchase securities subject to legal or contractual restrictions on disposition.

    Proposed Fundamental Investment Restriction: No Fund may act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

What are the legal requirements governing underwriting by the Funds?

    Under the 1940 Act, the Funds' policies concerning underwriting are required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. Underwriters are subject to stringent regulatory requirements and are often exposed to substantial liability. As a result, virtually all investment companies operate in a manner that allows them to avoid acting as underwriters.

    From time to time, however, an investment company may purchase a security for investment purposes that it later sells or redistributes to institutional investors or others under circumstances where the investment company could possibly be considered to be an underwriter under the technical definition of "underwriter" contained in the securities laws. For example, an investment company often purchases securities in private securities transactions where a resale could raise a question relating to whether or not the company is technically acting as an underwriter. However, recent interpretations of the Staff of the SEC clarify that re-sales of privately-placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these recent interpretations.

    The current fundamental investment restriction prohibits the Funds from purchasing securities subject to legal or contractual restrictions on disposition. This investment restriction is not required under the 1940 Act and need not be a fundamental investment restriction. Securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")), may be regarded as "illiquid securities." Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.

    Restricted securities may be subject to potential delays on resale and uncertainty in valuation. A Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    A large institutional market, however, exists for certain restricted securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions therefore may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

    FRIMCo does not regard Rule 144A securities or commercial paper issued in reliance on the private placement exemption from registration afforded by
Section 4(2) of the Securities Act ("Section 4(2) commercial paper") as securities "subject to legal or contractual restrictions on disposition" in light of these developments and has advised the Trustees that Rule 144A Securities and Section 4(2) commercial paper constitute an increasingly significant source of investment opportunities for mutual funds, including the Funds. Because the current prohibition could be read to apply to these investments, FRIMCo has recommended its elimination to avoid any ambiguity.

    Restricted securities, including Rule 144A securities and Section 4(2) commercial paper, may be considered illiquid securities and, in such event, would be subject to the 1940 Act limitations on investments in illiquid securities. They would be subject to guidelines for investments in 144A securities adopted by the Board of Trustees for determining whether the securities are liquid. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

What effect will amending the current underwriting restrictions have on the Funds?

    The proposed fundamental investment restriction is similar to the Funds' current fundamental investment restrictions insofar as it relates to the Funds' underwriting activities. However, the proposed underwriting restrictions, in addition to specifically permitting the Funds to dispose of portfolio securities that they own, would clarify that the Funds may sell their own shares without being deemed an underwriter. Under the 1940 Act, an investment company will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with various requirements of that statute. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Funds are currently managed.

    The proposed fundamental investment restriction also would provide the Funds with flexibility to invest in restricted securities in addition to Rule 144A securities and

Section 4(2) commercial paper in accordance with the requirements of the 1940 Act and applicable guidelines adopted by the Board of Trustees, including liquidity and valuation guidelines or procedures. Investing in restricted securities (including Rule 144A securities and Section 4(2) commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act) could have the effect of increasing the amount of Fund assets invested in illiquid securities.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
SHAREHOLDERS AND CONTRACTOWNERS PROVIDING VOTING INSTRUCTIONS VOTE FOR PROPOSAL
                                      2(b)

PROPOSAL 2(c): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
                                    LENDING

    Current Fundamental Investment Restriction: Each Fund may not make loans of money or securities to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; (ii) the entry into "repurchase agreements;" or (iii) the lending of portfolio securities in the manner generally described in the Funds' Prospectuses.

    Proposed Fundamental Investment Restriction: No Fund may make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

What are the legal requirements governing lending by the Funds?

    Under the 1940 Act, an investment company's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if a Fund invests in debt securities, such investments might be considered to be a loan from the Fund to the issuer of the debt securities. In order to ensure that the Funds may invest in certain debt securities or repurchase agreements, which also could technically be characterized as the making of loans, the Funds' current fundamental investment restriction specifically exclude such instruments from their prohibitions. In the case of debt securities, they must be publicly distributed or of a type customarily purchased by institutional investors. In addition, the Funds' current fundamental investment restriction explicitly permits the Funds to lend their portfolio securities. Securities lending is a practice that has become common in the investment company industry (the Funds engage in securities lending transactions), and involves the temporary loan of portfolio securities to parties that use the securities for the settlement of other securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

What effect will amending the current fundamental investment restriction have on the Funds' lending practices?

    The proposed fundamental investment restriction is similar to the Funds' current fundamental investment restriction, but would provide the Funds with somewhat greater lending flexibility. Although the proposed restriction retains the exceptions contained in the existing investment restrictions, it also would explicitly permit the Funds to invest in loan participations and direct corporate loans, which recently have become more common as investments for investment companies. In addition, debt securities would be excepted whether or not they are publicly traded or of a type customarily purchased by institutional investors. Investments in debt securities that are not publicly traded would continue to be subject to the limitations and protections afforded by the 1940 Act and to applicable guidelines adopted by the Board of Trustees, including liquidity and valuation guidelines. Furthermore, the proposed restriction contemplates the possibility of the Funds engaging in interfund lending, a practice that has recently become more common in the investment company industry.

    It is not anticipated that adoption of the proposed lending restriction would involve any additional material risk as the proposed investment restriction would not affect significantly the way the Funds are currently managed.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
SHAREHOLDERS AND CONTRACTOWNERS PROVIDING VOTING INSTRUCTIONS VOTE FOR PROPOSAL
                                      2(c)

      PROPOSAL 2(d): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
                       REGARDING INVESTING IN COMMODITIES

    Current Fundamental Investment Restriction: Each Fund may not purchase or sell commodities or commodity contracts, or interests in oil, gas or other mineral exploration or development programs, except stock index and financial futures contracts.

    Proposed Fundamental Investment Restriction: No Fund may purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts. No Fund may purchase or sell interests in oil, gas or other mineral exploration or development programs.

What are the legal requirements governing transactions in commodities by the Funds?

    Under the 1940 Act, an investment company's investment restriction regarding its investments in commodities must be fundamental. The most common types of commodities are physical commodities, such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities, and therefore, financial futures contracts, such as futures contracts related to stocks, currencies, stock indices or interest rates, are also considered to be commodities. Investment companies typically invest in financial futures contracts and options related to such contracts for hedging or other investment purposes.

What effect will amending the current fundamental restriction have on the Funds' investments in commodities?

    The proposed fundamental restriction concerning investments in commodities would clarify that the Funds have the flexibility to: (i) purchase and sell currencies, (ii) invest in futures contracts on securities, currencies and various indices, and (iii) purchase and sell related options. Under the current restriction, the Funds have an implied authority to purchase and sell currencies, whereas the proposed fundamental investment restriction explicitly permits this activity. In addition, while the current restriction has confined the Funds' permissible activities to stock index and financial futures contracts, the proposed restriction expands the types of instruments that the Funds may acquire and the types of transactions in which the Funds may engage. The proposed fundamental investment restriction would provide the Funds with flexibility to invest not only in financial futures contracts but related options on such contracts. The proposed fundamental investment restriction, like the current restriction, also provides that investments may be made in these instruments for any purpose, including investment or hedging purposes. Using financial futures instruments can involve substantial risks, and will be utilized by a Fund only if FRIMCo, as investment adviser to each of the Funds, believes such investments are advisable for that Fund. Price movements of a futures contract or option may not be identical to price movements of portfolio securities or a securities index resulting in a risk that when a Fund buys a futures contract or option as a hedge the hedge may not be completely effective.

    The proposed fundamental investment restriction would continue to prohibit Funds from directly purchasing or selling interests in oil, gas or other mineral exploration or development programs as investments.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
SHAREHOLDERS AND CONTRACTOWNERS PROVIDING VOTING INSTRUCTIONS VOTE FOR PROPOSAL
                                      2(d)

PROPOSAL 2(e): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
                             INDUSTRY CONCENTRATION

    Current Fundamental Investment Restriction: No Fund may invest 25% or more of the value of the Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities), but such concentration may occur incidentally as a result of changes in the market value of portfolio securities. This restriction does not apply to the Real Estate Securities Fund. The Real Estate Securities Fund may invest 25% or more of its total assets in the securities of companies directly or indirectly engaged in the real estate industry.

    Proposed Fundamental Investment Restriction: No Fund may purchase securities if, as a result of such purchase, the Fund's investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. This investment restriction shall not apply to the Real Estate Securities Fund. The Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.

What are the legal requirements governing concentration of the Funds' investments?

    Under the 1940 Act, an investment company's policy of concentrating its investments in securities of companies in the same industry must be fundamental. An investment company "concentrates" its investments, for purposes of the 1940 Act, if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. An investment company is not permitted to concentrate its investments in a particular industry unless it so states.

What effects will amending the current fundamental investment restrictions have on the Funds' abilities to concentrate?

    The proposed fundamental investment restriction would amend the Funds' current fundamental investment restriction by clarifying the concentration policy's application to the Funds' "net" assets (valued at the time of purchase), rather than to the Funds' "total" assets. This is consistent with the SEC's interpretation of the 1940 Act limitations on concentration of investments. Further, the proposed investment restriction would provide the Funds with additional flexibility because the proposed restriction would exempt from the 25% limitation securities of other investment companies as permitted by the 1940 Act. Notwithstanding this exemption, the Funds would continue to be subject to 1940 Act limitations on investments in other investment companies. Such investment flexibility will help the Funds respond to future legal, regulatory, market or technical developments. If the 1940 Act is changed, the Funds would be able to respond to any provision of the amended statute that is of potential benefit without conducting a Shareholder meeting with attendant delay and expense. However, adoption of the proposed investment restriction is not expected to change materially the way in which the Funds are currently managed or operated, as the Funds presently do not intend to pursue their investment objectives by concentrating in shares of other investment companies.

    The Real Estate Securities Fund, which presently is authorized to concentrate its investments in particular industries or sectors, will continue to be permitted to do so under the revised fundamental investment restriction.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
SHAREHOLDERS AND CONTRACTOWNERS PROVIDING VOTING INSTRUCTIONS VOTE FOR PROPOSAL
                                      2(e)

           PROPOSAL 3: ELIMINATION OF CERTAIN INVESTMENT RESTRICTIONS

    Proposals 3(a) through 3(h) pertain to each of the Funds of RIF.

Why is the Board recommending that these fundamental restrictions be eliminated, and what effect will these eliminations have on the Funds?

    Certain of the Funds' fundamental investment restrictions were originally drafted to comply with state laws and regulations. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Funds are no longer required to include certain fundamental investment restrictions as discussed in the introduction to Proposal 2 and this Proposal 3.

    FRIMCo has proposed that these fundamental investment restrictions be eliminated to reduce administrative burdens associated with unnecessary restrictions and to provide additional flexibility to the Funds to pursue their respective investment objectives in accordance with applicable laws in effect from time to time, including the 1940 Act, without reference to other requirements. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, FRIMCo believes that the Funds will be able to minimize the costs and delays associated with holding future Shareholder meetings to revise fundamental policies that become outdated or inappropriate.

    FRIMCo does not anticipate that eliminating the investment restrictions will result in any material additional risk to the Funds. Although certain current fundamental investment restrictions of the Funds', as drafted, are no longer legally required, the Funds' investments in these particular areas will continue to be subject to the limitations and protections of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Funds have no current intention to change their present investment practices as a result of eliminating these investment restrictions, except to the limited extent described below.

  PROPOSAL 3(a):  ELIMINATION OF THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
                  REGARDING INVESTING FORCONTROL OR MANAGEMENT

    Current Fundamental Investment Restriction for the Funds: No Fund may invest in companies for the purpose of exercising control or management.

    The current fundamental investment restriction limits the Funds' ability to invest for purposes of exercising control or management. The investment restriction was enacted in response to various state securities laws and is no longer required under NSMIA. Typically, if an investment company acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. This investment restriction was intended to ensure that an investment company would not be engaged in the business of managing another company. In certain circumstances, the fundamental investment restriction could be read to unduly restrict RIF, or a Fund, from exerting influence with the managements of issuers in which a Fund invests when to do so would be in the Fund's interests.

    Eliminating the investment restriction will not have any significant impact on the day to day management of any of the Funds because none of the Funds have a present intention of investing in an issuer for the purposes of exercising control or management. The Funds are diversified funds and, as such, are subject to a limitation under the 1940 Act that provides that each Fund may not purchase more than 10% of the outstanding voting securities of any issuer.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
SHAREHOLDERS AND CONTRACTOWNERS PROVIDING VOTING INSTRUCTIONS VOTE FOR PROPOSAL
                                      3(a)

  PROPOSAL 3(b): ELIMINATION OF THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
                   REGARDING SHORT SALES AND MARGIN ACCOUNTS

    Current Fundamental Investment Restriction for the Funds. No Fund may purchase securities on margin or effect short sales (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may make margin payments in connection with transactions in futures contracts and related options).

    FRIMCo and the Trustees are recommending that this investment restriction be eliminated because the Funds no longer are required to have a fundamental investment restriction governing margin accounts. Margin transactions generally involve the purchase of securities with money borrowed from a broker with cash or securities being used as collateral for the loans. This investment restriction was originally included in the Funds' list of fundamental investment limitations in response to the various state law requirements to which investment companies were, but under NSMIA no longer are, subject, which required a stated restriction in utilizing margin accounts. As discussed below, the fundamental investment restriction regarding short sales of securities would be amended and incorporated into a new fundamental investment restriction governing senior securities.

    Under the 1940 Act, the Funds must have an investment policy describing their ability to issue senior securities. A "senior security" is defined under the 1940 Act generally as an obligation of an investment company, with respect to its earnings or assets, that takes precedence over the claims of the investment company's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities, in order to limit the ability of investment companies to use leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later point in time.

    The Funds currently are subject to the following non-fundamental investment restriction regarding senior securities:

  "Each Fund will not issue senior securities in contravention of Section 18 of the 1940 Act."

    SEC Staff interpretations allow an investment company to engage in a number of types of transactions that might otherwise be considered to create "senior securities" or "leverage," provided certain conditions are met that are designed to protect investment company shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the investment company to pay money at a future date (such as when issues, forward commitment or delayed delivery transactions). According to current regulatory interpretations, when engaging in such transactions, an investment company must mark on its or its custodian bank's books, or set aside in a segregated account with the investment company's custodian bank, cash or other liquid securities to meet the SEC Staff's collateralization requirements. This procedure limits the investment company's ability to engage in these types of transactions and thereby limits the investment company's exposure to risk associated with these transactions.

    As a general matter, elimination of this fundamental investment restriction relating to purchasing securities on margin and short sales should not have an impact on the day to day management of the Funds, since the 1940 Act's limitations on these types of transactions would continue to apply to the Funds.

    If the proposed elimination of this investment restriction is approved, it will be replaced as it applies to short sales with the following fundamental investment restriction:

  No Fund may issue securities senior to the Fund's presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.

    The elimination of the current fundamental investment restriction governing both short sales and margin purchases would result in the separation of the Funds' short sales part of the current fundamental investment restriction from the part relating to investments in margin accounts. The short sales part of the restriction will be incorporated into the replacement fundamental investment restriction set forth above governing issuance of senior securities and the part of the investment restriction relating to investing in margin accounts is proposed to be eliminated entirely because the Funds are not required by the 1940 Act to have a fundamental restriction regarding margin accounts. In a typical short sale, a Fund would borrow securities from a broker that it anticipates will decline in value in order to sell the securities to a third party. The Fund would be obligated to return securities of the same issue and quantity at a future date and would realize a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must return the borrowed securities unless the short sale is made "against the box" (a sale where the Fund owns or has the right to acquire at no additional cost securities identical to those sold short). Because the value of a particular borrowed security can increase without limitation, the Fund potentially could realize losses with respect to short sales (other than those which are "against the box") that could be significantly greater than the value of the securities at the time they are sold short. Under the current fundamental investment restriction, the Funds are prohibited from effecting short sales (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

    The proposed elimination of this investment restriction would permit the Funds to effect short sales as permitted by the 1940 Act and any exemptions available by rule or order under the 1940 Act. The ability of the Funds to effect short sales, however, will continue to be subject to the current regulatory interpretations and procedures described above which operate to limit the Funds' exposure to risks associated with these transactions. Elimination of the fundamental investment restriction would allow the Funds to respond to any beneficial changes in these regulatory interpretations and procedures or in the provisions of the 1940 Act governing short sales without conducting a Shareholder meeting with attendant expense and delay.

    The SEC staff currently takes the position that margin transactions raise senior security issues and are prohibited by the 1940 Act. Elimination of the investment restriction, therefore, would not affect the Funds' current inability to purchase securities on margin. Elimination of the fundamental investment restriction would allow the Funds to respond to any beneficial changes in the 1940 Act or staff position regarding margin transactions without conducting a Shareholder meeting with attendant expense and delay.

    If the proposed elimination of the fundamental restriction governing purchases of securities on margin and short sales is approved by Shareholders, the Funds will be subject to the following non-fundamental investment restrictions:

  "No Fund may borrow money for purposes of leverage or investment."

    While this non-fundamental investment restriction constrains the Funds' ability to purchase securities on margin or effect short sales, the Trustees may change the non-fundamental investment restriction for each Fund if they believe that such a change would be in the best interest of that Fund. The use of leverage may subject the Funds to greater risk of loss. The Trustees presently have no present intention of changing the non-fundamental investment restrictions on the use of leverage or the issuance of senior securities.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
SHAREHOLDERS AND CONTRACTOWNERS PROVIDING VOTING INSTRUCTIONS VOTE FOR PROPOSAL
                                      3(b)

     PROPOSAL 3(c): ELIMINATE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
              REGARDING INVESTMENTS IN OTHER INVESTMENT COMPANIES

    Current Restriction of the Funds: No Fund may purchase the securities of other investment companies except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act.

    The current fundamental investment restriction limits the Funds' ability to invest in the securities of other open-end investment companies. The restriction was originally included in the Funds' fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Funds are no longer legally required to retain such a policy as a fundamental investment restriction. FRIMCo therefore has recommended that this restriction be eliminated.

    Upon elimination of this investment restriction, the Funds would remain subject to the 1940 Act's restrictions on an investment company's investments in other open-end funds. The 1940 Act's restrictions presently state that an investment company may not purchase more than 3% of another investment company's total outstanding voting stock, commit more than 5% of its assets to the purchase of another investment company's securities, or have more than 10% of its total assets invested in securities of all other investment companies. If certain conditions are met, investment companies may invest all of their assets in one or more other investment companies (investing in this way is sometimes referred to as a fund of funds or master/feeder structure.) The Funds would continue to operate under any exemptive orders issued, or which in the future may be issued, by the SEC granting relief to the Funds from the 1940 Act's limitations. Elimination of the fundamental restriction would allow the Funds, if the 1940 Act is changed, to respond to any provisions of the amended statute of potential benefit without conducting a Shareholder meeting with attendant delay and expense.

    Elimination of this investment restriction should not have a significant impact on the day to day management of the Funds. The Funds presently do not intend to pursue their investment objectives through the purchase of other investment company securities in excess of 1940 Act limitations.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
SHAREHOLDERS AND CONTRACTOWNERS PROVIDING VOTING INSTRUCTIONS VOTE FOR PROPOSAL
                                      3(c)

     PROPOSAL 3(d): ELIMINATE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
                        REGARDING INVESTMENTS IN OPTIONS

    Current Fundamental Investment Restriction for the Funds: No Fund may purchase or sell options except to the extent permitted by the policies set forth in the sections "Certain Investments--Options on Securities and Indices," "Certain Investments--Foreign Currency Options," "Certain Investments--Futures Contracts and Options on Future Contracts" and "Certain Investments--Forward Foreign Currency Exchange Contracts" below.

    This fundamental investment restriction was originally included in the Funds' fundamental investment restrictions in response to various state law requirements but, as a result of NSMIA, is no longer required. Therefore, FRIMCo has recommended that these restrictions be eliminated. Notwithstanding the elimination of these restrictions, the Funds, when engaging in these activities, will do so in accordance with the limitations contained in the 1940 Act. Elimination of these fundamental investment restrictions would enable the Funds to be managed in accordance with the requirements of the 1940 Act without reference to any other restriction and, if the 1940 Act is changed, to respond to any provisions of the amended statute of potential benefit without conducting a Shareholder meeting with attendant delay and expense.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
SHAREHOLDERS AND CONTRACTOWNERS PROVIDING VOTING INSTRUCTIONS VOTE FOR PROPOSAL
                                      3(d)

     PROPOSAL 3(e): ELIMINATE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
               REGARDING PARTICIPATION IN JOINT TRADING ACCOUNTS

    Current Fundamental Investment Restriction for the Funds: No Fund may participate on a joint or a joint and several basis in any trading account in securities except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act. The "bunching" of orders for the sale or purchase of marketable portfolio securities with two or more Funds, or with a Fund and such other accounts under the management of FRIMCo or any money manager for the Funds to save brokerage costs or to average prices among them shall not be considered a joint securities trading account.

    This fundamental investment restriction is not required under present law and FRIMCo has recommended that it be eliminated. The 1940 Act currently prohibits an investment company from participating on a joint or a joint and several basis in a trading account in securities, except in connection with an underwriting in which such investment company is a participant and in accordance with the SEC's rules, regulations and orders. Notwithstanding elimination of this fundamental restriction, the Funds will be subject to limitations on these activities contained in the 1940 Act.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
SHAREHOLDERS AND CONTRACTOWNERS PROVIDING VOTING INSTRUCTIONS VOTE FOR PROPOSAL
                                      3(e)

     PROPOSAL 3(f): ELIMINATE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
        REGARDING AFFILIATED PURCHASES OR SALES OF PORTFOLIO SECURITIES

    Current Fundamental Investment Restrictions for the Funds: No Fund may purchase from or sell portfolio securities to the officers, Trustees or other "interested persons" (as defined in the 1940 Act) of RIF, including the Fund's money managers and their affiliates, except as permitted by the 1940 Act, SEC rules or exemptive orders.

    No Fund may purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the Trustees or officers of the Fund, or one or more of the officers or directors of the money manager responsible for the investment, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities. Compliance with this policy by the Fund's Trustees and officers is monitored by Fund officers.

    These fundamental investment restrictions were required to be adopted by certain states prior to the enactment of NSMIA. Since the restrictions are not required to be adopted as a fundamental investment restrictions under present law, FRIMCo has proposed that they be eliminated. Notwithstanding elimination of these fundamental investment restrictions, transactions between any Fund and the officers, Trustees or other "interested persons" of RIF will continue to be subject to the limitations of the 1940 Act. In addition, FRIMCo maintains a code of ethics to monitor certain affiliated transactions involving itself or its employees which affect the Funds. If eliminated, each Fund, among other things, would be able to invest in securities of any issuer without regard to ownership in that issuer by management of the Fund or FRIMCo, subject to the foregoing limitations.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
SHAREHOLDERS AND CONTRACTOWNERS PROVIDING VOTING INSTRUCTIONS VOTE FOR PROPOSAL
                                      3(f)

    PROPOSAL 3(g): ELIMINATE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                  REGARDING THEDIVERSIFICATION OF INVESTMENTS

    Current Fundamental Investment Restrictions of the Funds: No Fund may invest in any security if, as a result of such investment, less than 75% of its total assets would be represented by cash; cash items; securities of the U.S. government, its agencies, or instrumentalities; securities of other investment companies; and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such Fund.

    No Fund may acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

    The foregoing investment restrictions are not required to be fundamental investment restrictions. Notwithstanding their elimination, the 1940 Act prohibits a "diversified" investment company from purchasing securities of any one issuer if, at the time of purchase, as to 75% of the investment company's total assets, more than 5% of the company's total assets would be invested in securities of that issuer, or the investment company would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the investment company's total assets may be invested without regard to these limitations. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

    It is not currently anticipated that elimination of the restrictions would materially change the way the Funds are managed. Eliminating these fundamental investment restrictions would enable the Funds to be managed in accordance with the requirements of the 1940 Act applicable to diversified investment companies without reference to any other limitation and, if the 1940 Act is changed, to respond to any provisions of the amended statute of potential benefit to the Funds without conducting a Shareholder meeting with attendant delay and expense.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
SHAREHOLDERS AND CONTRACTOWNERS PROVIDING VOTING INSTRUCTIONS VOTE FOR PROPOSAL
                                      3(g)

    PROPOSAL 3(h): ELIMINATE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                       REGARDING INVESTMENTS IN WARRANTS

    Current Fundamental Investment Restriction of the Funds: No Fund will invest more than 5% of the current market value of its assets in warrants nor more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges; warrants attached to other securities are not subject to this limitation.

    This fundamental investment restriction is not required under present law and, accordingly, FRIMCo has recommended that it be eliminated. Notwithstanding its elimination, investments in warrants will be made only in accordance with the Funds' respective investment objectives and prospectus disclosure.

    Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Investments in warrants are speculative in that warrants have no voting rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move in parallel to the prices of the underlying securities.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
SHAREHOLDERS AND CONTRACTOWNERS PROVIDING VOTING INSTRUCTIONS VOTE FOR PROPOSAL
                                      3(h)

                                 OTHER BUSINESS

    The Trustees know of no other business to be presented at the Special Meeting other than Proposals 1 through 3, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted in accordance with the judgment of the persons named in the proxy. It is the intention of each Participating Insurance Company to vote on any such additional matter for which Contractowners would otherwise have the right to provide voting instructions had such matter been known at the time of preparing this Proxy Statement in the Participating Insurance Company's best judgment.

                             INFORMATION ABOUT RIF

Investment Advisor, Administrator and Transfer Agent.

    FRIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds and acts as transfer agent and dividend disbursing agent for the Funds. FRIMCo develops the investment programs for each of the Funds, selects money managers for the Funds (subject to approval by the Board), allocates assets among money managers, monitors the money managers' investment programs and results, and may exercise investment discretion over certain assets. FRIMCo's mailing address is 909 A Street, Tacoma, Washington 98402. Unlike most investment companies that have a single organization that acts as both administrator and investment advisor, the Funds divide responsibility for corporate management and investment advice between FRIMCo and a number of different money managers. A list of the money managers and their addresses is provided in Appendix A to this proxy statement.

Distributor.

    Russell Fund Distributors, Inc. (the "Distributor") serves as the distributor of RIF's Shares. The Distributor receives no compensation from RIF for its services. The Distributor is a wholly owned subsidiary of FRIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

The Custodian.

    RIF's custodian is State Street Bank and Trust Company and its mailing address is 1776 Heritage Drive, North Quincy, MA 02171.

The Independent Auditors.

    The Board has a standing Audit Committee consisting of Paul E. Anderson, Paul Anton, William E. Baxter, Kristianne Blake, Lee C. Gingrich, Eleanor W. Palmer and Raymond P. Tennison, Jr, all of whom are not "interested persons" as that term is defined in section 2(a)(19) of the 1940 Act. RIF's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit

Committee's responsibilities. The Audit Committee reviews the maintenance of the Funds' records and the safekeeping arrangements of RIF's custodian, reviews both the audit and non-audit work of RIF's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

    Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of RIF for the fiscal year ending December 31, 2001. The Audit Committee has adopted a charter, which is attached to this Proxy Statement as Appendix C.

    Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of RIF's annual financial statements for RIF's fiscal
year ended December 31, 2000 were $[      ].

    Financial Information Systems Design and Implementation Fees. During RIF's fiscal year ended December 31, 2000, PwC billed no fees for professional services relating to financial information systems design.

    All Other Fees. During RIF's fiscal year ended December 31, 2000, the aggregate fees billed by PwC for other professional services rendered to RIF, FRIMCo and any entity controlling, controlled by or under common control with
FRIMCo that provided services to RIF were $[      ].

    The Audit Committee has considered whether the services described above are compatible with PwC's independence.

    Representatives of PwC are not expected to be present at the Special
Meeting.

Massachusetts State Law Considerations.

    RIF is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Master Trust Agreement of RIF contains an express disclaimer of shareholder liability for acts or obligations of RIF and provides for indemnification and reimbursement of expenses out of RIF's property for any shareholder held personally liable for the obligations of RIF. The Master Trust Agreement also provides that RIF may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of RIF, the shareholders of the sub-trusts, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability also is limited to circumstances in which both inadequate insurance exists and RIF itself is unable to meet its obligations.

    Under Massachusetts law, RIF is not required to hold annual meetings. In the past, the Funds have availed themselves of these provisions of state law to achieve cost savings by eliminating printing costs, mailing charges and other expenses involved to hold routine annual meetings. The Funds may, however, hold a meeting for such purposes as changing fundamental investment restrictions, approving a new investment management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. In addition, a meeting also may be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders such as that provided in Section 16(c) of the 1940 Act. RIF is holding the Special Meeting because of the items that must be presented for Shareholders' consideration and approval.

            FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

    This Proxy Statement is provided on behalf of the Board of Trustees of RIF in connection with the Special Meeting of RIF to be held at the offices of RIF at 909 A Street, Tacoma, Washington 98402, on November 15, 2001, at 11:00 a.m., local time, and any or all adjournments thereof. This Proxy Statement is first being mailed to Shareholders on or about September 7, 2001. You may revoke your voting instructions at any time prior to the close of business on November 9, 2001 by submitting written notice of revocation, a later-dated instruction card or a later-dated voting instruction over the internet.

    RIF requests that Participating Insurance Companies forward proxy material to Contractowners. RIF may reimburse such Participating Insurance Companies for their reasonable expenses incurred in connection with solicitation of voting instructions. The cost of soliciting proxies and voting instructions will be borne by each Fund, to the extent of its direct operational expenses, and by FRIMCo. Employees of RIF or FRIMCo may solicit voting instructions from Contractowners for no additional remuneration.

Record Date.

    Shareholders of record at the close of business on September 5, 2001 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting, with proportionate votes for fractional shares. The holders of 5% or more of RIF's shares are listed in the section "Principal Shareholders" below.

    As of the Record Date, there were the following number of shares of beneficial interest outstanding of each Fund:

                                                                  Number of
     Name of Fund                                             Shares Outstanding
     ------------                                             ------------------
     Multi-Style Equity Fund.................................
     Aggressive Equity Fund..................................
     Non-U.S. Fund...........................................
     Real Estate Securities Fund.............................
     Core Bond Fund..........................................

What other business will be discussed at the Special Meeting?

    The Board of Trustees does not intend to present any matters before the Special Meeting other than as described in this Proxy Statement, and is not aware of any other matters to be brought before the Meeting or any adjournments thereof by others. IF ANY OTHER MATTER LEGALLY COMES BEFORE THE MEETING PROXIES WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES. IT IS THE INTENTION OF YOUR PARTICIPATING INSURANCE COMPANY TO VOTE ON ANY MATTER FOR WHICH CONTRACTOWNERS WOULD OTHERWISE HAVE THE RIGHT TO PROVIDE VOTING INSTRUCTIONS IN ACCORDANCE WITH THE INSTRUCTIONS HAD SUCH MATTER BEEN KNOWN AT THE TIME OF PREPARING THIS PROXY STATEMENT IN THE PARTICIPATING INSURANCE COMPANY'S BEST JUDGMENT.

What if a quorum is not present at the special meeting?

    The Master Trust Agreement provides that a quorum shall be present at a meeting when a majority of the Shares entitled to vote is present at the meeting, but any lesser number shall be sufficient for adjournments. In the event that a quorum is not present at the Special Meeting or sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to properly come before the Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Meeting will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy and voting. The persons named as proxies on the proxy card will vote against any such adjournment those proxies required to be voted against such proposal. They will vote in favor of an adjournment all other proxies that they are entitled to vote.

    The costs of any such additional solicitation and of any adjourned session will be borne by RIF. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum. Abstentions (but not broker non-votes) have the effect of a "no" vote when determining whether a proposal has received sufficient votes to be approved.

Principal Shareholders.

    As of the Record Date, the only persons known by RIF to be beneficial owners of more than 5% of RIF's securities are:

   Beneficial
   Owner Name
   and
   Address      Shares Percent
   ----------   ------ -------


    The persons known to hold more than 5% of the respective Funds are listed in Appendix B.

Shareholder Proposals.

    RIF is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of Shareholders should send their written proposals to RIF's offices, 909 A Street, Tacoma, Washington 98402, Attn: Secretary, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. Should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the proxies will be voted in accordance with the judgment of the persons named as proxies.

Annual and Semi-Annual Reports.

    The Funds' most recent audited financial statements and Annual Report, for the fiscal year ended December 31, 2000 and the most recent Semi-Annual report, have been previously mailed to shareholders, and are available free of charge. If you have not received an Annual Report or a Semi-Annual Report for the Fund(s) in which you are an investor, or would like to receive additional copies, free of charge, please contact your Participating Insurance Company or contact RIF by mailing a request to Russell Insurance Funds, 909 A Street, Tacoma, WA 98402, calling 1-800-787-7354, faxing 253-591-3495, or logging onto
www.russell.com.

                                             By Order of the Trustees,

                                             /s/ Karl J. Ege
                                             Karl J. Ege
                                             Secretary

                                   APPENDIX A

    Following is a list of names and addresses of the money managers for the Funds of RIF.

                            Multi-Style Equity Fund

Alliance Capital Management L.P., 601 2nd Avenue South, Suite 5000,
  Minneapolis, MN 55402

Alliance Capital Management L.P., acting through its Bernstein Investment
  Research and Management Unit, 767 Fifth Avenue, New York, NY 10153-0185

Barclays Global Fund Advisors, 45 Fremont Street, 17th Floor, San Francisco,
  CA 94105

Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree
  Street N.E., Atlanta, GA 30308

Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, WI
  53051

Turner Investment Partners, Inc., 1235 Westlakes Drive, Suite 350, Berwyn, PA
  19312

Westpeak Investment Advisors, L.P., 1011 Walnut Street, Boulder, CO 80302

                             Aggressive Equity Fund

CapitalWorks Investment Partners, LLC, 401 West "A" Street, Suite 1675, San
  Diego, CA 92101

David J. Greene and Company, LLC, 599 Lexington Avenue, New York, NY 10022

Geewax, Terker & Company, 414 Old Baltimore Pike, Chadds Ford, PA 19317

Jacobs Levy Equity Management, Inc., 100 Campus Drive, Florham Park, NJ
  07932-0650

Suffolk Capital Management, Inc., 1633 Broadway, 40th Floor, New York, NY 10019

Systematic Financial Management, L.P., 300 Frank Burr Boulevard, Glenpoint
  East, 7th Floor, Teaneck, NJ 07666-6703

TimesSquare Capital Management, Inc., Four Times Square, 25th Floor, New York,
  NY 10036

Westpeak Investment Advisors, L.P., 1011 Walnut Street, Boulder, CO 80302

                                 Non-U.S. Fund

Fidelity Management & Research Company, 82 Devonshire Street, Boston, MA 02109

J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 6th Floor, New York,
  NY 10036

Oechsle International Advisors, LLC, One International Place, 23rd Floor,
  Boston, MA 02110

The Boston Company Asset Management, Inc., One Boston Place, 14th Floor,
  Boston, MA 02108-4402

                          Real Estate Securities Fund

AEW Management and Advisors, L.P., 225 Franklin Street, Boston, MA 02110-2803

Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, NY 10017

Security Capital Global Capital Management Group Incorporated,
  11 South LaSalle Street, 2nd Floor, Chicago, IL 60603

                                 Core Bond Fund

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 360,
  P.O. Box 6430, Newport Beach, CA 92658-6430

Standish Mellon Asset Management Company LLC, One Financial Center, Boston,
  MA 02111

                                   APPENDIX B

                    [Insert principal holders of each Fund]

                                   APPENDIX C

                            RUSSELL INSURANCE FUNDS
                            AUDIT COMMITTEE CHARTER

    1. The Audit Committee shall be composed entirely of independent trustees.

    2. The purposes of the Audit Committee are:

      (a) to oversee the Funds' accounting and financial reporting policies, its internal controls and, as appropriate, the internal controls of certain service providers;

      (b) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and

      (c) to act as a liaison between the Funds' independent auditors and the full Board of Trustees.

    The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

    3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

      (a) to recommend the selection, retention or termination of auditors, and, in connection therewith, to evaluate the independence of the auditors, taking into account whether the auditors provide any consulting services to the Funds advisor, Frank Russell Investment Management Company (FRIMCo), and to receive the auditors' specific representations as to their independence;

      (b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

      (c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

      (d) to review the fees charged by the auditors for audit and non-audit services;

      (e) to investigate improprieties or suspected improprieties in Fund operations that have been brought to the attention of the Audit Committee; and

      (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

    4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

    5. The Committee shall have access to meet with the Treasurer of the Funds and with internal auditors, if any, for FRIMCo.

    6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

    7. The Committee shall review this Charter from time to time as it deems appropriate and recommend any changes to the full Board of Trustees.

                            RUSSELL INSURANCE FUNDS
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 15, 2001


                           [INSURANCE COMPANY NAME]

The undersigned hereby instructs all shares of Russell Insurance Funds ("RIF") deemed attributable to the undersigned's contract or policy with the issuing insurance company named above be voted as indicated on this Instruction Card at the Special Meeting of the
Shareholders of Russell Insurance Funds to be held on Thursday, November 15, 2001, at 10:00 a.m., Pacific Time, in the offices of
RIF located at 909 A Street, Tacoma, Washington, and at any adjournment thereof, as fully as the undersigned would be entitled to instruct the vote of such shares if personally present.

Voting Instructions are solicited on behalf of RIF's Board of Trustees. The Board of Trustees of RIF Recommends That You Vote For
Each Proposal. If the voting instruction card is signed and returned with no choice indicated as to one or more proposals on which shares represented by the undersigned's contract or policy are entitled to be voted, such shares shall be voted FOR each such proposal.

                                                                              VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                                                                            --------------------------------------------------------

                                                                            --------------------------------------------------------




                                                                            NOTE: Please sign exactly as your name appears on this
                                                                            Instruction Card. If signing for estates, trusts or
                                                                            corporations, title or capacity should be stated. If
                                                                            shares are held jointly, each holder should sign.


                                                                            --------------------------------------------------------
                                                                            Signature

                                                                            --------------------------------------------------------
                                                                            Signature (if held jointly)

                                                                            --------------------------------------------------------
                                                                            Date                                           RIF_11905


FUND                                                  FUND                                              FUND
----                                                  ----                                              ----
Aggressive Equity Fund                                Core Bond Fund                                    Multi-Style Equity Fund
Non-U.S. Fund                                         Real Estate Securities Fund

Please provide voting instructions by filling in the appropriate box below. If you do not mark one or more boxes, the Shares attributable to your contract or policy will be voted FOR each such proposal.
PLEASE MARK VOTES AS IN THIS EXAMPLE: [_]

---------------------------------------------------------------------------------------
[_] To vote FOR all Funds on all Proposals mark this box. (No other vote is necessary.)
            ---                                                                                 FOR       WITHHOLD       FOR ALL
---------------------------------------------------------------------------------------         ALL         ALL           EXCEPT
1.       Election of Trustees:  01  Kristianne Blake    02  Raymond P. Tennison, Jr.            [_]         [_]            [_]

         To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line below.

         ------------------------------------------------------------------------------

2.a      To approve amendments to the fundamental investment restriction regarding borrowing.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

2.b      To approve amendments to the fundamental investment restriction regarding underwriting.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

2.c      To approve amendments to the fundamental investment restriction regarding lending.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

2.d      To approve amendments to the fundamental investment restriction regarding investing in commodities.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

2.e      To approve amendments to the fundamental investment restriction regarding industry concentration.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

3.a      To eliminate the fundamental investment restriction regarding making investments in companies for the purpose of exercising control or management.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

3.b      To eliminate the fundamental investment restriction regarding purchasing securities on margin and making short sales.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

3.c      To eliminate the fundamental investment restriction regarding purchasing securities of other investment companies.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

3.d      To eliminate the fundamental investment restriction regarding investment in options.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

3.e      To eliminate the fundamental investment restriction regarding participating in joint trading accounts.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

3.f      To eliminate the fundamental investment restriction regarding purchases or sales of portfolio securities made by affiliates.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

3.g      To eliminate the fundamental investment restriction regarding diversification of investments and regarding acquiring more than certain percentages of the securities of any one issuer.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

3.h      To eliminate the fundamental investment restriction regarding investments in warrants.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

             YOUR VOTING INSTRUCTIONS ARE IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR VOTING INSTRUCTION CARD TODAY!

                            RUSSELL INSURANCE FUNDS
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 15, 2001

The undersigned, revoking all Proxies heretofore given, hereby appoints each of Rick Chase, Greg Lyons and Mary Beth Rhoden, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned shares in the funds of Russell Insurance Funds ("RIF") which the undersigned is entitled to vote at the special meeting of the Shareholders of
Russell Insurance Funds to be held on November 15, 2001, at 10:00 a.m., Pacific Time, in the offices of RIF located at 909 A Street,
Tacoma, Washington, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present as indicated on this proxy card.

Proxy Solicited on Behalf of RIF's Board of Trustees. The Board of Trustees of RIF Recommends That You Vote For Each Proposal.
The Proxies are Authorized in Their Discretion to Transact Such Other Business as May Properly Come Before the
---
Special Meeting or any Adjournment Thereof.

                                                                              VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                                                                            --------------------------------------------------------

                                                                            --------------------------------------------------------




                                                                            NOTE: Please sign exactly as your name appears on this
                                                                            Proxy. If signing for estates, trusts or corporations,
                                                                            title or capacity should be stated. If shares are held
                                                                            jointly, each holder should sign.


                                                                            --------------------------------------------------------
                                                                            Signature

                                                                            --------------------------------------------------------
                                                                            Signature (if held jointly)

                                                                            --------------------------------------------------------
                                                                            Date                                        RIF_11905_SA


FUND                                                  FUND                                              FUND
----                                                  ----                                              ----
Aggressive Equity Fund                                Core Bond Fund                                    Multi-Style Equity Fund
Non-U.S. Fund                                         Real Estate Securities Fund

Please vote by filling in the appropriate box below. If you do not mark one or more boxes, your Proxy will be voted FOR each such proposal.
PLEASE MARK VOTES AS IN THIS EXAMPLE: [_]

---------------------------------------------------------------------------------------
[_] To vote FOR all Funds on all Proposals mark this box. (No other vote is necessary.)
            ---                                                                                 FOR       WITHHOLD       FOR ALL
---------------------------------------------------------------------------------------         ALL         ALL           EXCEPT
1.       Election of Trustees:  01  Kristianne Blake    02  Raymond P. Tennison, Jr.            [_]         [_]            [_]

         To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line below.

         ------------------------------------------------------------------------------

2.a      To approve amendments to the fundamental investment restriction regarding borrowing.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

2.b      To approve amendments to the fundamental investment restriction regarding underwriting.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

2.c      To approve amendments to the fundamental investment restriction regarding lending.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

2.d      To approve amendments to the fundamental investment restriction regarding investing in commodities.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

2.e      To approve amendments to the fundamental investment restriction regarding industry concentration.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

3.a      To eliminate the fundamental investment restriction regarding making investments in companies for the purpose of exercising control or management.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

3.b      To eliminate the fundamental investment restriction regarding purchasing securities on margin and making short sales.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

3.c      To eliminate the fundamental investment restriction regarding purchasing securities of other investment companies.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

3.d      To eliminate the fundamental investment restriction regarding investment in options.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

3.e      To eliminate the fundamental investment restriction regarding participating in joint trading accounts.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

3.f      To eliminate the fundamental investment restrictions regarding purchases or sales of portfolio securities made by affiliates.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

3.g      To eliminate the fundamental investment restriction regarding diversification of investments and regarding acquiring more than certain percentages of the securities of any one issuer.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

3.h      To eliminate the fundamental investment restriction regarding investments in warrants.

                           FOR     AGAINST     ABSTAIN                                              FOR     AGAINST     ABSTAIN
Fundname Drop-in 1         [_]       [_]         [_]                     Fundname Drop-in 2         [_]       [_]         [_]
Fundname Drop-in 3         [_]       [_]         [_]                     Fundname Drop-in 4         [_]       [_]         [_]
Fundname Drop-in 5         [_]       [_]         [_]

                    EVERY SHAREHOLDERS' VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY!